UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 27, 2007
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2007-2 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

          New York                333-137620-06               Applied For
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(State or other jurisdiction   (Commission File No.          (IRS Employer
      of incorporation          of issuing entity)          Identification No.
     of issuing entity)                                     of issuing entity)

7430 New Technology Way, Frederick, Maryland                     21703
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Address of principal executive offices                         (Zip Code)

Depositor's telephone number, including area code       (301) 846-8881
                                                 -------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-2 Trust Mortgage Pass-Through Certificates, Series 2007-2 (the "Certificates"), issued on February 27, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-R, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-PO and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,462,043,599.00, (ii) the Class Cr-B-1, Class Cr-B-2 and Class Cr-B-3 Certificates (the "Public Class Cr-B Certificates"), having an aggregate initial principal balance of $33,334,000.00, (iii) the Class III-B-1, Class III-B-2 and Class III-B-3 Certificates (the "Public Class III-B Certificates"), having an aggregate initial principal balance of $9,204,000.00, (iv) the Class Cr-B-4, Class Cr-B-5 and Class Cr-B-6 Certificates (the "Private Class Cr-B Certificates") and (v) the Class III-B-4, Class III-B-5 and Class III-B-6 Certificates (the "Private Class III-B Certificates"), having an aggregate initial principal balance of $6,757,284.00.

            The Class A Certificates were sold to Bear, Stearns & Co. Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated January 19, 2007 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Bear, Stearns & Co. Inc. A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

            The Public Class Cr-B Certificates were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated February 13, 2007 (together, the "Class Cr-B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc. A copy of the Class Cr-B Underwriting Agreement is attached as
Exhibit 1.2.

            The Public Class III-B Certificates were sold to Lehman Brothers Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated February 13, 2007 (together, the "Class III-B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc. A copy of the Class III-B Underwriting Agreement is attached as Exhibit 1.3.

            The Private Cr-B Certificates and Private III-B Certificates were sold to Citigroup Global Markets Inc. and Lehman Brothers Inc., respectively, on February 27, 2007 in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Cr-B Certificates and Private III-B Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 27, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of February 27, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated January 19, 2007, among the Company, Wells Fargo Bank, N.A. and Bear, Stearns & Co. Inc.

      (1.2) Class Cr-B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated February 13, 2007, among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.

      (1.3) Class III-B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated February 13, 2007, among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc.

      (4.1) Pooling and Servicing Agreement, dated as of February 27, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of February 27, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of February 27, 2007, between the Company and Wells Fargo Bank, N.A.

      (10.3) Yield Maintenance Agreement, dated February 27, 2007, between Bear Stearns Financial Products Inc., as counterparty, and Wells Fargo Bank, N.A., as master servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                         CORPORATION

February 27, 2007


                                          /s/ Bradley A. Davis
                                          --------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

      (1.1)         Class A Underwriting Agreement, dated         E
                    February 15, 2006 and terms agreement,
                    dated January 19, 2007, among the
                    Company, Wells Fargo Bank, N.A. and
                    Bear, Stearns & Co. Inc.

      (1.2)         Class Cr-B Underwriting Agreement,            E
                    dated February 15, 2006 and terms
                    agreement, dated February 13, 2007,
                    among the Company, Wells Fargo Bank,
                    N.A. and Citigroup Global Markets Inc.

      (1.3)         Class III-B Underwriting Agreement,           E
                    dated February 15, 2006 and terms
                    agreement, dated February 13, 2007,
                    among the Company, Wells Fargo Bank,
                    N.A. and Lehman Brothers Inc.

      (4.1)         Pooling and Servicing Agreement, dated        E
                    as of February 27, 2007, among Wells
                    Fargo Asset Securities Corporation,
                    Wells Fargo Bank, N.A. and HSBC Bank
                    USA, National Association, as trustee.

      (10.1)        Servicing Agreement, dated as of              E
                    February 27, 2007, between Wells Fargo
                    Bank, N.A., as servicer and Wells
                    Fargo Bank, N.A., as master servicer.

      (10.2)        Mortgage Loan Purchase Agreement,             E
                    dated as of February 27, 2007, between
                    the Company and Wells Fargo Bank, N.A.

      (10.3)        Yield Maintenance Agreement, dated            E
                    February 27, 2007, between Bear
                    Stearns Financial Products Inc., as
                    counterparty, and Wells Fargo Bank,
                    N.A., as master servicer.